Termination Priorities	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Risk and Uncertainty [Line Items]
Termination Priorities	Termination Priorities
Although it has no plans to do so, the Company reserves the right, either with or without formal action, to terminate the Plan. Each Employer reserves the right to permanently discontinue its contributions to the Plan. In the event that an Employer permanently discontinues its contributions to the Plan, or the Company terminates the Plan, or the Plan is partially terminated under operation of law, the accounts of the affected participants are fully vested and non‑forfeitable. Upon termination of the Plan, the Plan would direct the Trustee to pay all liabilities and expenses of the trust and sell unallocated Old Republic common stock to the extent it determines such sale necessary to repay the loans.